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                                                                   EXHIBIT 10.40

                                 AMENDMENT NO. 1

                                     TO THE

                                  AMETEK, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



         WHEREAS, there was adopted and made effective as of May 1, 1997, the AMETEK, Inc. Supplemental Executive Retirement Plan (the "Plan"); and

         WHEREAS, Section 7.1 of the Plan provides that theAdministrator of the Plan (defined as a committee consisting of AMETEK's Chief Executive Officer, Chief Financial Officer and Corporate Counsel) may amend the Plan at any time or from time to time as long as the amendment does not significantly increase the cost of the Plan to the Company; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: The second sentence of Section 4.1 of the Plan shall be amended to read, in its entirety, as follows:

         "Such distribution shall be made (i) within 30 days after the date of the Participant's Separation from Employment, or (ii) such other date as is mutually agreed upon by the Company and the Participant."

         SECOND: The second sentence of Section 4.2 of the Plan shall be amended to read, in its entirety, as follows:

         "Such distribution shall be made (i) within 30 days after the date of the Participant's death, or (ii) such other date as is mutually agreed upon by the Company and the Beneficiary."

         THIRD: The provisions of this Amendment shall be effective as of August 1, 1999.


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         IN WITNESS WHEREOF, the Administrator of the Plan has caused this amendment to be executed on this 2nd day of September 1999.

                                         ADMINISTRATOR

                                         /s/ Walter E. Blankley
                                         ------------------------
                                         Walter E. Blankley

                                         /s/ John J. Molinelli
                                         ------------------------
                                         John J. Molinelli

                                         /s/ Donna F. Winquist
                                         ------------------------
                                         Donna F. Winquist